UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 17, 2015

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FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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Federally Chartered Corporation	000-51404	35-6001443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)

(317) 465-0200
(Registrant's Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Federal Home Loan Bank of Indianapolis ("Bank") announces the retirement of its Executive Vice President - Finance, Robert E. Gruwell. On February 17, 2015, Mr. Gruwell informed the Bank’s President - Chief Executive Officer ("CEO") of his decision to retire effective April 3, 2015. On behalf of the Bank, the President-CEO expresses her deep appreciation to Mr. Gruwell for his outstanding commitment to the Bank and the Michigan and Indiana members it serves.
Mr. Gruwell has served as the Bank’s Principal Financial Officer ("PFO") under the rules of the Securities and Exchange Commission since July 2013, when he was appointed as the Bank’s Chief Financial Officer. It is expected that Gregory L. Teare, the Bank’s current Chief Financial Officer will serve as PFO following Mr. Gruwell's retirement. Additional information concerning the Bank’s Executive Officers may be found in the Bank’s Annual Report on Form 10-K, filed with the SEC on March 14, 2014 ("Form 10-K").
Under the Bank’s current compensation and benefits arrangements, Mr. Gruwell will be entitled to certain compensation and benefits after his retirement. He will also be compensated for any accrued but unused vacation.
Mr. Gruwell is eligible to receive awards of incentive compensation under the Bank’s Incentive Plan established for 2012 and subsequent years (as amended January 29, 2015, "Incentive Plan"). Awards under the Incentive Plan are expected to include annual awards for 2014 and 2015 (pro-rated) with potential payments in early 2015 and early 2016, respectively. In addition, Incentive Plan awards are expected to include deferred awards, which are subject to the Bank’s achievement of additional specified performance goals, with potential payments for periods ending December 31 of the years 2016 through 2018. The deferred award for 2015 will be pro-rated.
Mr. Gruwell is also entitled to receive benefits provided by the Bank’s Defined Benefit Pension Plan ("DB Plan") and the Bank’s Supplemental Executive Retirement Plan established and effective January 1, 2005 (as amended and restated effective January 1, 2008, "2005 SERP"). The DB Plan and 2005 SERP provide benefits based on a combination of a participant’s length of service, age and annual compensation.
Mr. Gruwell also participates in the Bank’s Defined Contribution Plan ("DC Plan"), a retirement savings plan qualified under the Internal Revenue Code (Section 401(k)). Under the DC Plan, the Bank matches participant contributions up to specified limits.
The Bank did not enter into any new compensation plan, contract or arrangement with Mr. Gruwell in connection with his retirement. The foregoing summaries of the Incentive Plan, DB Plan, 2005 SERP and DC Plan are qualified in their entirety by reference to the plans as described in and filed with the Bank’s Form 10-K.
Safe Harbor Statement
This document may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 concerning plans, objectives, goals, strategies, future events or performance. Forward-looking statements can be identified by words such as "anticipates," "intends," "plans," "seeks," "believes," "estimates," "expects" or the negative of these terms or comparable terminology. Any forward-looking statement contained in this document reflects our current beliefs and expectations. Actual results or performance may differ materially from what is expressed in any forward-looking statements.
Any forward-looking statement contained in this document speaks only as of the date on which it was made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 20, 2015

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/CINDY L. KONICH
Cindy L. Konich
President - CEO

By:	/s/DANIEL A. LANE
Daniel A. Lane
First Vice President - General Counsel, Business Operations